    As filed with the Securities and Exchange Commission on February 7, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 6, 2002




                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        0-7849                        22-1867895
---------------               ----------------              --------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


      165 Mason Street, P.O. Box 2518, Greenwich, CT             06836-2518
      ----------------------------------------------             ----------
      (Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code: (203) 629-3000
                                                          --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the naming of Tom N. Kellogg chairman of Signet Star Holdings, Inc. and the formation of Berkley Capital Underwriters, LLC. The press release was issued on February 6, 2002. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

               None.

     (b) Pro forma financial information:

               None.

     (c) Exhibits:

               99.1 Press Release dated February 6, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        W. R. BERKLEY CORPORATION


                                        By:  /s/ Eugene G. Ballard
                                             -----------------------------------
                                             Name:  Eugene G. Ballard
                                             Title: Senior Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer


Date:  February 7, 2002

                                  EXHIBIT INDEX


Exhibit:
-------

99.1            Press Release dated February 6, 2002